UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HARMONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HARMONIC INC.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, June 22, 2011
The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/hlit
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 10, 2011 to facilitate timely delivery.
TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).

Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/hlit

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
Dear Harmonic Inc. Stockholder:
The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Harmonic Inc. (the “Company”) will be held at the Company’s offices located at 4300 N. First Street, San Jose, California on June 22, 2011, at 2:00 P.M. (PDT).
Proposals to be considered at the Annual Meeting:
1.	To elect eight directors to serve until the earlier of the 2012 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

2.	To hold an advisory vote on executive compensation.

3.	To hold an advisory vote on the frequency of the advisory vote on executive compensation.

4.	To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares.

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.
Management recommends a vote “FOR” Items 1, 2, 4 and 5 and “1 YEAR” on Item 3.
The Board of Directors has fixed the close of business on April 25, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	à

95570

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting, where you may vote in person, can be found on our website, www.harmonicinc.com/ah_directions_detail.cfm.
Meeting Location:
Harmonic Inc.
4300 N. First Street
San Jose, California 95134
The following materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2010; and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/hlit
The Proxy Materials for Harmonic Inc. are available to review at:
http://www.proxyvoting.com/hlit
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.
95570